Quarterly Holdings Report
for
Fidelity® Electric Vehicles and Future Transportation ETF
September 30, 2025
EVF-NPRT1-1125
1.9903837.103
Common Stocks - 99.8%
	Shares	Value ($)
AUSTRIA - 0.9%
Information Technology - 0.9%
Semiconductors & Semiconductor Equipment - 0.9%
ams-OSRAM AG (a)	19,318	269,502
BAILIWICK OF JERSEY - 3.8%
Consumer Discretionary - 3.8%
Automobile Components - 3.8%
Aptiv PLC	13,708	1,181,904
BELGIUM - 1.2%
Information Technology - 1.2%
Semiconductors & Semiconductor Equipment - 1.2%
Melexis NV	4,606	365,043
CANADA - 0.8%
Industrials - 0.8%
Machinery - 0.8%
NFI Group Inc (a)	24,194	256,476
CHINA - 29.8%
Consumer Discretionary - 21.7%
Automobile Components - 3.0%
CALB Group Co Ltd H Shares (a)(b)(c)	113,100	515,465
Hesai Group ADR (a)	15,167	426,193
		941,658
Automobiles - 18.7%
BYD Co Ltd H Shares	94,200	1,334,230
Li Auto Inc A Shares (a)(d)	87,200	1,136,456
NIO Inc A Shares (a)	144,360	1,065,018
XPeng Inc A Shares (a)	97,900	1,172,097
Yadea Group Holdings Ltd (b)(c)	253,073	451,149
Zhejiang Leapmotor Technology Co Ltd H Shares (a)(b)(c)	75,400	642,999
		5,801,949
TOTAL CONSUMER DISCRETIONARY		6,743,607

Industrials - 6.0%
Electrical Equipment - 6.0%
Contemporary Amperex Technology Co Ltd H Shares (d)	20,800	1,527,840
REPT BATTERO Energy Co Ltd H Shares (a)	160,200	326,766
		1,854,606
Information Technology - 0.9%
Semiconductors & Semiconductor Equipment - 0.9%
indie Semiconductor Inc Class A (a)(d)	69,519	282,942
Materials - 1.2%
Chemicals - 1.2%
Ganfeng Lithium Group Co Ltd H Shares (b)(c)(d)	67,680	375,265
TOTAL CHINA		9,256,420
FRANCE - 1.5%
Consumer Discretionary - 1.5%
Automobile Components - 1.5%
Forvia SE (a)	35,090	470,443
GERMANY - 4.4%
Information Technology - 4.4%
Semiconductors & Semiconductor Equipment - 4.4%
Infineon Technologies AG	34,664	1,352,243
HONG KONG - 1.0%
Consumer Discretionary - 1.0%
Automobiles - 1.0%
Polestar Automotive Holding UK PLC Class A ADR (a)(d)	334,865	314,806
ISRAEL - 2.3%
Consumer Discretionary - 1.4%
Automobile Components - 1.4%
Mobileye Global Inc Class A (a)	30,745	434,120
Information Technology - 0.9%
Electronic Equipment, Instruments & Components - 0.9%
Innoviz Technologies Ltd (a)(d)	135,061	275,524
TOTAL ISRAEL		709,644
JAPAN - 7.0%
Information Technology - 7.0%
Electronic Equipment, Instruments & Components - 1.5%
Alps Alpine Co Ltd	37,300	473,937
Semiconductors & Semiconductor Equipment - 5.5%
Allegro MicroSystems Inc (a)	19,147	559,092
Renesas Electronics Corp	99,400	1,148,231
		1,707,323
TOTAL JAPAN		2,181,260
KOREA (SOUTH) - 4.0%
Industrials - 1.8%
Electrical Equipment - 1.8%
Doosan Fuel Cell Co Ltd (a)	11,546	234,532
LG Energy Solution Ltd (a)	1,369	339,067
		573,599
Information Technology - 1.1%
Electronic Equipment, Instruments & Components - 1.1%
Samsung SDI Co Ltd	2,327	339,999
Materials - 1.1%
Chemicals - 1.1%
LG Chem Ltd	1,723	341,395
TOTAL KOREA (SOUTH)		1,254,993
NETHERLANDS - 4.1%
Information Technology - 4.1%
Semiconductors & Semiconductor Equipment - 4.1%
NXP Semiconductors NV	5,597	1,274,605
SWEDEN - 2.6%
Consumer Discretionary - 2.6%
Automobile Components - 2.6%
Autoliv Inc	6,515	804,603
UNITED STATES - 36.4%
Consumer Discretionary - 16.6%
Automobile Components - 5.0%
Gentex Corp	25,044	708,745
Gentherm Inc (a)	9,615	327,487
Visteon Corp	4,334	519,473
		1,555,705
Automobiles - 10.6%
Lucid Group Inc (a)(d)	26,581	632,362
Rivian Automotive Inc Class A (a)(d)	65,994	968,792
Tesla Inc (a)	3,726	1,657,027
		3,258,181
Specialty Retail - 1.0%
EVgo Inc Class A (a)(d)	65,819	311,324
TOTAL CONSUMER DISCRETIONARY		5,125,210

Industrials - 11.6%
Electrical Equipment - 4.3%
Bloom Energy Corp Class A (a)(d)	6,311	533,721
ChargePoint Holdings Inc Class A (a)(d)	18,072	197,346
Sensata Technologies Holding PLC	19,289	589,279
		1,320,346
Ground Transportation - 7.3%
Lyft Inc Class A (a)	41,677	917,311
Uber Technologies Inc (a)	13,714	1,343,561
		2,260,872
TOTAL INDUSTRIALS		3,581,218

Information Technology - 7.1%
Electronic Equipment, Instruments & Components - 0.9%
Aeva Technologies Inc (a)	18,294	265,263
Semiconductors & Semiconductor Equipment - 6.2%
Analog Devices Inc	664	163,145
Diodes Inc (a)	5,105	271,637
Lattice Semiconductor Corp (a)	5,153	377,818
ON Semiconductor Corp (a)	7,336	361,738
SiTime Corp (a)	1,347	405,865
Skyworks Solutions Inc	4,647	357,726
		1,937,929
TOTAL INFORMATION TECHNOLOGY		2,203,192

Materials - 1.1%
Chemicals - 1.1%
Albemarle Corp	4,302	348,805
TOTAL UNITED STATES		11,258,425
TOTAL COMMON STOCKS (Cost $26,327,261)		30,950,367

Money Market Funds - 17.0%
	Yield (%)	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund (f)(g) (Cost $5,271,690)	4.19	5,271,162	5,271,690

TOTAL INVESTMENT IN SECURITIES - 116.8% (Cost $31,598,951)	36,222,057
NET OTHER ASSETS (LIABILITIES) - (16.8)% (e)	(5,201,323)
NET ASSETS - 100.0%	31,020,734

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini Nasdaq 100 Index Contracts (United States)	1	12/19/2025	49,804	702	702

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,984,878 or 6.4% of net assets.

(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $1,984,878 or 6.4% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)	Includes $6,399 of cash collateral to cover margin requirements for futures contracts.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Securities Lending Cash Central Fund	6,656,900	7,440,480	8,825,690	86,199	-	-	5,271,690	5,271,162	0.0%
Total	6,656,900	7,440,480	8,825,690	86,199	-	-	5,271,690

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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